Exhibit (g)(iv)

State Street Bank and Trust Company

Channel Center

One Iron Street

Boston, Massachusetts 02111

Attention: Laura McIntyre, Vice President

Re: Additional Funds

Ladies and Gentlemen:

Reference is made to that certain Services Agreement dated as of April 30, 2012 and effective as of March 1, 2011 by and among State Street Bank and Trust Company (“State Street” or the “Service Provider”), each management investment company identified on Schedule A thereto (each a “Trust” and collectively, the “Trusts”) and Legg Mason Partners Fund Advisor, LLC. (the “Manager”) (as amended, restated, supplemented or modified from time, the “Agreement).

Please be advised that the following new funds (“New Funds”) have been established effective as of the date set forth opposite such New Funds.

Trust/New Fund	Effective Date
Legg Mason Global Asset Management Trust
Legg Mason BW Global Flexible Income Fund	May 31, 2016

In accordance with the Section 1, the Appointment of Service Provider provision, of the Agreement, the undersigned Manager, on behalf of itself, the Trusts and the Funds, hereby requests that State Street act as Service Provider with respect to the New Funds, effective as of the date set forth opposite such New Funds, under the terms of the Agreement and that such New Funds shall become subject to the provisions of the Agreement to the same extent as the existing Funds. In connection with such request, the undersigned Manager hereby confirms to State Street, as of the date hereof, the representations and warranties set forth in Section 4 of the Agreement. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement. Schedule A to the Agreement is hereby amended in its entirety and replaced with a new Schedule A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to each New Fund and retaining one for your records.

[Remainder of page intentionally left blank.]

Sincerely,

LEGG MASON PARTNERS FUND ADVISOR, LLC., ON BEHALF OF ITSELF, THE TRUSTS AND THE FUNDS

By:	/s/ Jane Trust
Name:	Jane Trust
Title:	President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Gunjan Kedia
Name:	Gunjan Kedia
Title:	Executive Vice President, Duly Authorized
Date:	April 25, 2016

Schedule A to Services Agreement

Legg Mason ETF Equity Trust

Legg Mason Developed ex-US Diversified Core ETF

Legg Mason Emerging Markets Diversified Core ETF

Legg Mason Low Volatility High Dividend ETF

Legg Mason US Diversified Core ETF

Legg Mason Partners Equity Trust

ClearBridge Aggressive Growth Fund

ClearBridge All Cap Value Fund

ClearBridge Appreciation Fund

ClearBridge Dividend Strategy Fund

ClearBridge Global Health Care Innovations Fund

ClearBridge Energy MLP & Infrastructure Fund

ClearBridge International Small Cap Fund

ClearBridge International Value Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Core Fund

ClearBridge Mid Cap Growth Fund

ClearBridge Select Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Sustainability Leaders Fund

ClearBridge Tactical Dividend Income Fund

Permal Alternative Core Fund

Permal Alternative Select Fund

QS Global Dividend Fund

QS Global Equity Fund

QS International Dividend Fund

QS S&P 500 Index Fund

QS U.S. Large Cap Equity Fund

QS Conservative Growth Fund

QS Defensive Growth Fund

QS Dynamic Multi-Strategy Fund

QS Growth Fund

QS Moderate Growth Fund

Legg Mason Partners Income Trust

Western Asset Adjustable Rate Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Global Strategic Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Backed Securities Fund

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration High Income Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short Term Yield Fund

Western Asset Short-Term Bond Fund

Western Asset Ultra Short Obligations Fund

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Growth Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Mid Cap Core Portfolio

ClearBridge Variable Small Cap Growth Portfolio

Permal Alternative Select VIT Portfolio

QS Dynamic Multi-Strategy VIT Portfolio

QS Variable Conservative Growth Portfolio

QS Variable Growth Portfolio

QS Variable Moderate Growth Portfolio

Legg Mason Partners Variable Income Trust

Western Asset Variable Global High Yield Bond Portfolio

Western Asset Core Plus VIT Portfolio

Legg Mason Partners Money Market Trust

Western Asset California Tax Free Money Market Fund

Western Asset Connecticut Municipal Money Market Fund

Western Asset Government Reserves

Western Asset Liquid Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Legg Mason Partners Institutional Trust

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Western Asset Institutional Cash Reserves

Western Asset Institutional Government Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional Tax Free Reserves

Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Western Asset Institutional U.S. Treasury Reserves

Western Asset Municipal High Income SMASh Fund

Legg Mason Partners Premium Money Market Trust

Western Asset Premium Liquid Reserves

Western Asset Premium U.S. Treasury Reserves

Western Asset Premium Tax Free Reserves

Master Portfolio Trust

Government Portfolio

Liquid Reserves Portfolio

Municipal High Income Portfolio

Prime Cash Reserves Portfolio

Short Term Yield Portfolio

Tax Free Reserves Portfolio

Ultra Short Obligations Portfolio

U.S. Treasury Obligations Portfolio

U.S. Treasury Reserves Portfolio

ClearBridge American Energy MLP Fund Inc.

ClearBridge Energy MLP Fund Inc.

ClearBridge Energy MLP Opportunity Fund Inc.

ClearBridge Energy MLP Total Return Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.

LMP Capital and Income Fund Inc.

LMP Corporate Loan Fund Inc.

LMP Real Estate Income Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset Global Partners Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Managed High Income Fund Inc.

Western Asset Managed Municipals Fund Inc.

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Income Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Municipal Defined Opportunity Trust Inc.

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Worldwide Income Fund Inc.

Legg Mason Global Asset Management Trust

QS Global Market Neutral Fund

QS Emerging Markets Fund

QS International Equity Fund

QS U.S. Small Capitalization Equity Fund

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason BW Alternative Credit Fund

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW Dynamic Large Cap Value Fund

Legg Mason BW Global High Yield Fund

Legg Mason BW Global Macro Fund

Legg Mason BW Global Opportunities Bond Fund

Legg Mason BW International Opportunities Bond Fund

ClearBridge International Growth Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

QS Strategic Real Return Fund

Miller Income Opportunity Trust

Martin Currie Emerging Markets Fund

Martin Currie International Unconstrained Equity Fund

RARE Global Infrastructure Value Fund

Legg Mason BW Global Flexible Income Fund

Legg Mason Global Asset Management Variable Trust

Legg Mason BW Absolute Return Opportunities VIT

Legg Mason Investment Trust

Legg Mason Opportunity Trust

Western Asset Funds, Inc.

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Global Government Bond Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Global Government Bond Fund

Western Asset Total Return Unconstrained Fund

Western Asset Macro Opportunities Fund

Western Asset Income Fund

Western Asset/Claymore U.S. Inflation Protected Securities Fund

Western Asset/Claymore U.S. Inflation Protected Securities Fund 2

Western Asset Premier Bond Fund